SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                     FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of report: August 17, 2001
                ---------------------------------------------
                      (Date of earliest event reported)

                             Law Companies Group, Inc.
              -----------------------------------------------------
              (Exact name of Registrant as specified in its charter)

Georgia                                   0-19239              58-0537111
-------------------------------       ----------------      -------------------
(State or other jurisdiction of       (Commission File      (I.R.S. Employer
incorporation or organization)         Number)              Identification No.)

1105 Sanctuary Parkway, Suite 300 Alpharetta, Georgia 30004
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(Address of principal executive offices)           (Zip code)

                                  (770) 360-0600
                 ---------------------------------------------------
                 (Registrant's telephone number including area code)

                                LawGibb Group, Inc.
          --------------------------------------------------------------
          (Former name and former address, if changed since last report)


Item 5.  Other Events

     On August 15, 2001, Law Companies Group, Inc. announced that it had completed all steps necessary to change its name from LawGibb Group, Inc. to Law Companies Group, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c)       Exhibits

3.1 Articles of Amendment to the Restated Articles of Incorporation of LawGibb Group, Inc., dated as of August 15, 2001, as filed with the Georgia Secretary of State on August 17, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Law Companies Group, Inc.

September 7, 2001                   /s/ Robert B. Fooshee
----------------------              ---------------------
Date                                Robert B. Fooshee
                                    Executive Vice President, Chief Financial
                                    Officer and Treasurer

Exhibit 3.1


                             ARTICLES OF AMENDMENT
                                    TO THE
                      RESTATED ARTICLES OF INCORPORATION
                                      OF
                             LAWGIBB GROUP, INC.


                                       I.

     The name of the corporation is LawGibb Group, Inc.

                                       II.

     Effective the date hereof, the Restated Articles of Incorporation of the corporation, as amended May 14, 1999, hereby are amended further by deleting
Article I in its entirety and substituting in lieu thereof the following:

                                       "I.

     The name of the corporation is Law Companies Group, Inc."

                                       III.

     All other provisions of the Restated Articles of Incorporation remain unchanged.

                                        IV.

     This Amendment was duly approved and adopted by the Board of Directors of the corporation by resolution action as of August 15, 2001, in accordance with the provisions of Section 14-2-1002 of the Georgia Business Corporation Code. Pursuant to Section 14-2-1002, shareholder approval was not required.

     IN WITNESS WHEREOF, the corporation has caused these Articles of Amendment to the Restated Articles of Incorporation to be duly executed by its authorized officer as of the 15th day of August, 2001.


                                           LAW COMPANIES GROUP, INC.
                                              (f/k/a LawGibb Group, Inc.)

                                           By: /s/ Bruce C. Coles
                                           ----------------------
                                           Name: Bruce C. Coles
                                           ---------------------
                                           Title:  Chairman, President, CEO
                                           --------------------------------